3039 E CORNWALLIS RD
RESEARCH TRIANGLE PARK NC 27709-2195

April 17, 2014

Brocade Communications Systems, Inc.
130 Holger Way
San Jose, CA 95134-1376

Subject: Amendment #24 to Statement of Work #4903RL1112 (“SOW #3” or “SOW”) dated September 27, 2013

This Amendment #24 (“Amendment”) to Statement of Work # 4903RL1112 (“SOW #3” or “SOW”) adopts and incorporates by reference the terms and conditions of Goods Agreement # 4999RO0015 (“Agreement”) by and between Brocade Communications Systems, Inc. (“Brocade”) and International Business Machines Corporation (“IBM”). The parties agree to amend the SOW as follows. All other terms and conditions in the Base Agreement and SOW shall remain in full force and effect.

The purpose of this Amendment is to remove all adaptor part numbers. Brocade sold the adaptor business to QLogic on January 17, 2014 and IBM is buying all such Products, including support, from QLogic.

Now, therefore,

1.	Delete the following Product Unique Attachments to Attachment 1:

•	PRODUCT UNIQUE ATTACHMENT #3, EFFECTIVE BEGINNING FEBRUARY 17, 2009

•	PRODUCT UNIQUE ATTACHMENT #4, EFFECTIVE BEGINNING July 19, 2009

•	PRODUCT UNIQUE ATTACHMENT #7, EFFECTIVE OCTOBER 30, 2009

•	PRODUCT UNIQUE ATTACHMENT #8, EFFECTIVE SEPTEMBER 08, 2010

•	PRODUCT UNIQUE ATTACHMENT #11, EFFECTIVE MARCH 14, 2013

•	PRODUCT UNIQUE ATTACHMENT #12, EFFECTIVE FEBRUARY 21, 2012

2.	Replace “Attachment 6, Product Part Numbers and Pricing” in its entirety with the attached “Attachment 6, Product Part Numbers and Pricing”.

•	Remove all HBA and CNA part numbers

•	Add SFP+, LR, 10G, 1-PK, BR

The parties acknowledge that they have read this Amendment, understand it, and agree to be bound by its terms and conditions. Further, they agree that this Amendment and the subject Agreement are the complete and exclusive statement of the agreement between the parties, superseding all proposals or other prior agreements, oral or written, and all other communications between the parties relating to this subject.

Except as specifically provided for in the foregoing provisions of this Amendment, the SOW shall continue in full force and effect. All capitalized terms defined in the Agreement which are used in this Amendment without further definition shall have the meanings ascribed to them in the Agreement.

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112	Page 1 of 3
Amendment 24	IBM Brocade Confidential

Please have your authorized representative indicate acceptance thereof by signing the Amendment and returning one copy to the attention of David Raymond. This amendment will be effective when signed by both parties.

ACCEPTED AND AGREED TO:	ACCEPTED AND AGREED TO:
International Business Machines Corporation	Brocade Communications Systems, Inc.
By: /s/ Alan Sullivan 4/28/2014	By: /s/ Charles Looming 4/16/14
IBM Signature Date	Brocade Signature Date
Alan Sullivan	Charles Looming
Printed Name	Printed Name
Procurement Manager	VP OEM Data Center Solutions
Title & Organization	Title & Organization

Address: 3039 Cornwallis Rd RTP, NC 27709 USA	Address: 130 Holger Way San Jose, CA 95134-1376 USA

ACCEPTED AND AGREED TO:
Brocade Communications Switzerland, SarL
By: /s/ Kevin L. McKenna April 17th, 2014
Authorized Signature Date
Kevin L. McKenna
Printed Name
Director
Title & Organization BROCADE R. Borders /s/ R. Borders Legal Approved on 4/16/2014

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112	Page 2 of 3
Amendment 24	IBM Brocade Confidential

ATTACHMENT 6

PRODUCT PART NUMBERS AND PRICING

(see following pages)

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112	Page 3 of 3
Amendment 24	IBM Brocade Confidential

Base Agreement 34999RO0015
Statement of Work #4903RL1112 (SOW 3)
AMENDMENT 24 - ATTACHMENT 6
Date: APRIL 17, 2014 FINAL

PRODUCT PRICE LIST AND DESCRIPTION

Buyer Part Number	Supplier Part Number *	Fulfillment locations (if required) *	Product Description	Unit Price of Product	Ship group adder	Freight	**Software Maintenance	Direct Price (FCA)	Hub Price (DDU) DDU Incoterms 2000 = DAP Incoterms 2010
2GBit/sec Software Products (Refer to EOL section for Switch Module)
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2GBit/sec Software Products - Intel (Refer to EOL section for Switch Module)
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
4GBit/sec Software & POD Products (Refer to EOL section for Switch Module)
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***}
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
8GBit/sec Products (Brocade 8Gb Fibre Channel Switch Module)
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
16GBit/sec Products (Brocade 16Gb Fibre Channel Switch Module)
Brocade 16Gb FC Switch Module
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Optional Software (Features on Demand)
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Brocade 16Gb FC 24p Switch Module Bundle
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112	Page 1
Amendment 24 - Attachment 6	IBM Brocade Confidential

Base Agreement 34999RO0015
Statement of Work #4903RL1112 (SOW 3)
AMENDMENT 24 - ATTACHMENT 6
Date: APRIL 17, 2014 FINAL

PRODUCT PRICE LIST AND DESCRIPTION

Buyer Part Number	Supplier Part Number *	Fulfillment locations (if required) *	Product Description	Unit Price of Product	Ship group adder	Freight	**Software Maintenance	Direct Price (FCA)	Hub Price (DDU) DDU Incoterms 2000 = DAP Incoterms 2010
FCoE Switch Module
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

IBM Flex System EN4023 10Gb Scalable Switch
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112	Page 2
Amendment 24 - Attachment 6	IBM Brocade Confidential

Base Agreement 34999RO0015
Statement of Work #4903RL1112 (SOW 3)
AMENDMENT 24 - ATTACHMENT 6
Date: APRIL 17, 2014 FINAL

PRODUCT PRICE LIST AND DESCRIPTION

Buyer Part Number	Supplier Part Number *	Product Description	Unit Price of Product	Ship group adder	Freight	**Software Maintenance	Direct Price (FCA)	Hub Price (DDU) DDU Incoterms 2000 = DAP Incoterms 2010
4Gb TRANSCEIVERS
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
8Gb TRANSCEIVERS (Reference EOL Section for Transceivers)
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
16Gb TRANSCEIVERS
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
10Gb TRANSCEIVERS
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112	Page 1
Amendment 24 - Attachment 6	IBM Brocade Confidential

Base Agreement 34999RO0015
Statement of Work #4903RL1112 (SOW 3)
AMENDMENT 24 - ATTACHMENT 6
Date: APRIL 17, 2014 FINAL

PRODUCT PRICE LIST AND DESCRIPTION

REPAIR - SWITCH MODULES
Buyer P/N	Supplier P/N	Description	TAT (In warranty or out of warranty repair)	Repair Price (USD)*
2GBit/sec Products (Brocade 2Gb Fibre Channel Switch Module) - END OF LIFE
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
4GBit/sec Products (Brocade 4Gb Fibre Channel Switch Module) - END OF LIFE
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
8GBit/sec Products (Brocade 8Gb Fibre Channel Switch Module)
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
16GBit/sec Products (Brocade 16Gb Fibre Channel Switch Module)
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
FCoE Switch Module
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
*Repair Price applies only to Products sent to Supplier for Repair, which are not covered by the warranties in the Agreement.

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112	Page 1
Amendment 24 - Attachment 6	IBM Brocade Confidential

Base Agreement 34999RO0015
Statement of Work #4903RL1112 (SOW 3)
AMENDMENT 24 - ATTACHMENT 6
Date: APRIL 17, 2014 FINAL

PRODUCT PRICE LIST AND DESCRIPTION

The following part numbers are to be used as replacements by Supplier when notified by Buyer that product has arrived "dead on arrival"

Buyer P/N	Supplier P/N	Description	Repair Price (USD)*
8GBit/sec Products (for DOA purposes ONLY - NOT orderable by buyer)
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
IBM Flex System EN4023 10Gb Scalable Switch (for DOA purposes ONLY - NOT orderable by buyer)
[***]	[***]	[***]	[***]
16GBit/sec Products (for DOA purposes ONLY - NOT orderable by buyer)
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112	Page 2
Amendment 24 - Attachment 6	IBM Brocade Confidential

Base Agreement 34999RO0015
Statement of Work #4903RL1112 (SOW 3)
AMENDMENT 24 - ATTACHMENT 6
Date: APRIL 17, 2014 FINAL

PRODUCT PRICE LIST AND DESCRIPTION

REPAIR - TRANSCEIVERS
Buyer Part Number	Supplier Part Number *	Product Description	TAT (In warranty or out of warranty repair)	Repair Price (USD)*
4Gb TRANSCEIVERS
[***]	[***]	[***]	[***]	[***]
8Gb TRANSCEIVERS
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
16Gb TRANSCEIVERS
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
10Gb TRANSCEIVERS
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
* Products listed are replacement only as covered by the warranties in the agreement.

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112	Page 1
Amendment 24 - Attachment 6	IBM Brocade Confidential

Base Agreement 34999RO0015
Statement of Work #4903RL1112 (SOW 3)
AMENDMENT 24 - ATTACHMENT 6
Date: APRIL 17, 2014 FINAL

PRODUCT PRICE LIST AND DESCRIPTION

END OF LIFE PRODUCTS ONLY (SWITCH MODULES)
Buyer Part Number	Supplier Part Number *	Fulfillment locations (if required) *	Product Description	Unit Price of Product	Ship group adder	Freight	**Software Maintenance	Direct Price (FCA)	Hub Price (DDU)
2GBit/sec Products (Brocade 2Gb Fibre Channel Switch Module) - END OF LIFE
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2GBit/sec Products (Brocade 2Gb Fibre Channel Switch Module / INTEL) - END OF LIFE
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
4GBit/sec Products (Brocade 4Gb Fibre Channel Switch Module) - END OF LIFE
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112	Page 1
Amendment 24 - Attachment 6	IBM Brocade Confidential

Base Agreement 34999RO0015
Statement of Work #4903RL1112 (SOW 3)
AMENDMENT 24 - ATTACHMENT 6
Date: APRIL 17, 2014 FINAL

PRODUCT PRICE LIST AND DESCRIPTION

END OF LIFE PRODUCTS ONLY (TRANSCEIVERS)
Buyer Part Number	Supplier Part Number *	Product Description	Unit Price of Product	Ship group adder	Freight	**Software Maintenance	Direct Price (FCA)	Hub Price (DDU) DDU Incoterms 2000 = DAP Incoterms 2010
8Gb TRANSCEIVERS
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112	Page 1
Amendment 24 - Attachment 6	IBM Brocade Confidential